THE POTOMAC INSURANCE TRUST

POTOMAC VP MONEY MARKET FUND

SUPPLEMENT DATED MARCH 1, 2006 TO THE
PROSPECTUS DATED APRIL 29, 2005

On February 24, 2006, the Board of Trustees (the “Board”) of the Potomac Insurance Trust (the “Trust”) approved the closing and liquidation of the Potomac VP Money Market Fund (the “Fund”).

The Fund’s primary distribution channel will cease offering the Fund as an investment option for its clients and as a result, the Board concluded that it would be in the best interests of the Fund and its shareholders to close and liquidate the Fund.

In anticipation of the liquidation, the Fund will no longer accept purchases or exchanges into the Fund. On or about April 28, 2006 (the “Liquidation Date”), the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. You may redeem your shares in the Fund or exchange them for shares of other investment series of the Trust at any time prior to the Liquidation Date. To avoid potential complications that might arise during liquidation, the Trust strongly encourages shareholders to redeem their shares well in advance of the Liquidation Date.

If you have any questions, please call the Fund at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is March 1, 2006.